SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 27, 2003

HEMAGEN DIAGNOSTICS, INC. (Exact name of registrant as specified in its charter)

Delaware	1-11700	04-2869857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9033 Red Branch Road, Columbia, Maryland	21045
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code	(410) 740-3198

(Former name or former address, if changed since last report.)

Item 5.       Other Events and Required FD Disclosure.

On February 27, 2003, the Registrant issued the press release filed as Exhibit 99.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99 Press Release dated February 27, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2003	HEMAGEN DIAGNOSTICS, INC. By: /s/William P. Hales ______________________ William P. Hales President